SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

SEACHANGE INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐    Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

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4.	Date Filed:

SEACHANGE INTERNATIONAL, INC.

124 Acton Street

Maynard, Massachusetts 01754

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 14, 2004

The Annual Meeting of Stockholders of SeaChange International, Inc. will be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110, on Wednesday, July 14, 2004 at 10:00 a.m., local time, to consider and act upon each of the following matters:

1.	To elect two (2) members to the Board of Directors, each to serve for a three-year term as a Class II Director.

2.	To approve the adoption of the Company’s 2004 Stock Option and Incentive Plan.

3.	To transact such other business as may properly come before the meeting and any adjournments thereof.

Stockholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on May 24, 2004, the record date fixed by the Board of Directors for such purpose.

By Order of the Board of Directors

William L. Fiedler

Chief Financial Officer, Secretary, Treasurer and Senior Vice President, Finance and Administration

Maynard, Massachusetts

May 27, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. IF YOU ARE THE REGISTERED HOLDER OF THE SHARES, YOU MAY RATHER CHOOSE TO VOTE VIA THE INTERNET OR BY TELEPHONE. IF YOUR SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT, YOU MAY BE ELIGIBLE TO VOTE ELECTRONICALLY OR BY TELEPHONE. PLEASE REFER TO THE ENCLOSED FORM FOR INSTRUCTIONS.

SEACHANGE INTERNATIONAL, INC.

124 Acton Street

Maynard, Massachusetts 01754

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 14, 2004

May 27, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SeaChange International, Inc. for use at the Annual Meeting of Stockholders to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110 on Wednesday, July 14, 2004 at 10:00 a.m. and at any adjournments thereof. This Proxy Statement and form of proxy will be mailed to stockholders on or about June 3, 2004. All proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by either:

•	delivering written revocation or a later dated proxy to the Secretary of SeaChange;

•	entering a new vote by Internet or telephone; or

•	attending the Annual Meeting and voting in person.

The purpose of the Annual Meeting is to elect two Class II Directors to the Board of Directors and to consider and vote on the proposal to approve and adopt the Company’s 2004 Stock Option and Incentive Plan. Only stockholders of record as of the close of business on May 24, 2004, the record date fixed by the Board of Directors, will be entitled to vote at the Annual Meeting and at any adjournments thereof. As of May 24, 2004, there were an aggregate of 27,388,166 shares of common stock, par value $.01 per share, of SeaChange outstanding and entitled to vote. Each share is entitled to one vote.

The presence, in person or by proxy, of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker “non-votes,” are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting. A “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, with respect to such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Your vote is very important to SeaChange. Whether or not you plan to attend the Annual Meeting, you are urged to complete, sign and date the enclosed proxy card and return it in the envelope provided. No postage is required if your proxy card is mailed in the United States. Where you have specified a choice on the accompanying proxy card with respect to the proposal, your shares will be voted in accordance with your specifications. If you sign the proxy card but do not make specific choices, your shares will be voted in favor of the proposals. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, your shares will be voted in accordance with the judgment of the persons named in your proxy. The persons named as proxies, William C. Styslinger, III and William L. Fiedler, were selected by the Board of Directors and are officers of SeaChange. At present, the Board of Directors knows of no other matters to be presented at the Annual Meeting.

If you happen to receive more than one proxy card, this means that you have more than one account at the transfer agent and/or with a broker. Please sign and return all proxy cards to be sure that all of your shares are voted.

If you are the “registered holder” of the shares (the shares are held in your name), you can choose to vote by telephone or electronically by following the instructions on the enclosed proxy card.

If your shares are held by your broker in “street name”, you may still be able to vote by telephone or electronically. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP’s program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed, postage paid envelope provided.

If you plan to attend the Annual Meeting and vote in person, SeaChange will give you a ballot or a new proxy card when you arrive, provided you are able to demonstrate that you were the beneficial owner of the shares on May 24, 2004. If your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on May 24, 2004, the record date for voting. “Registered holders” of shares need not bring such evidence as SeaChange will have at the Annual Meeting a list of its “registered holders” as of May 24, 2004, the record date for voting.

Election of Directors.    Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The two (2) nominees receiving the highest number of affirmative votes of the shares present or represented and voting on the election of a director at the Annual Meeting will each be elected as a Class II Director for a three-year term. Only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withholds authority to vote for such nominee will not be counted toward such nominee’s achievement of a plurality.

Other Matters.    For all other matters being submitted to the stockholders at the Annual Meeting, including the approval of the adoption of the Company’s 2004 Stock Option and Incentive Plan (the “2004 Plan”), the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. Abstentions, as well as broker “non-votes” are not considered to have been voted for this matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated. Aside from the election of directors and the approval of the adoption of the 2004 Plan, the Board of Directors knows of no other matters to be presented at the Annual Meeting.

PROPOSAL I

ELECTION OF DIRECTORS

Pursuant to SeaChange’s Amended and Restated By-Laws, as amended, the Board of Directors of SeaChange is divided into three classes. There is one director currently serving in each of Class I and Class III, and two directors serving in Class II. Each director serves for a three-year term, with one class of directors being elected at each Annual Meeting. The Class II Directors’ terms will expire at this Annual Meeting. All directors will hold office until their successors have been duly elected and qualified. Prior to the Annual Meeting, William C. Styslinger, III was the Class I Director; Martin R. Hoffmann and Thomas F. Olson were the Class II Directors; and Carmine Vona was the Class III Director. The nominees for the Class II Directors are Martin R. Hoffmann and Thomas F. Olson, who are currently serving as the Class II Directors of SeaChange. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for the nominee will be voted for their election. The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if that should be the case, proxies will be voted for the election of some other person or persons, or for fixing the number of directors at a lesser number.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE NOMINEES LISTED BELOW

The following table sets forth, for the nominee to be elected at the meeting and for each director whose term of office will extend beyond the meeting, the year each such nominee or director was first elected a director, the positions currently held by each nominee or director with SeaChange, the year each nominee’s or director’s term will expire and the class of director of each nominee or director.

Nominee’s or Director’s Name and Year Nominee or Director First Became Director	Position(s) Held	Year Term Will Expire		Class of Director
Nominee:
Martin R. Hoffmann (1995)	Director	2007	(1)	II
Thomas F. Olson (2001)	Director	2007	(1)	II

Continuing Directors:
William C. Styslinger, III (1993)	President, Chief Executive Officer, Chairman of the Board and Director	2006		I
Carmine Vona (1995)	Director	2005		III

(1)	Assumes election of the Class II Directors at the Annual Meeting.

Board of Directors’ and its Committees

The Board of Directors has determined that each of Messrs. Hoffmann, Olson, and Vona meet all applicable independence requirements promulgated by the Securities and Exchange Commission, including Rule 10A-3(b)(1) pursuant to the Exchange Act, and the National Association of Securities Dealers.

The Board of Directors of SeaChange held seven (7) meetings during the fiscal year ended January 31, 2004. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees of the Board of Directors on which he then served held during fiscal year 2004.

SeaChange has recently enacted a policy that its Board of Directors attend the Company’s annual meeting of stockholders. Last year, one of the Company’s directors attended the annual meeting of stockholders that was held on July 16, 2003.

SeaChange has a standing Compensation and Option Committee, Audit Committee and a Corporate Governance and Nominating Committee. The Compensation and Option Committee, of which Messrs. Hoffmann, Vona and Olson are members, determines the compensation, including stock options, of SeaChange’s management and key employees and administers and makes recommendations concerning SeaChange’s stock option plans. The Board has adopted a written charter setting out the authority and responsibilities of the Compensation and Option Committee. A copy of the Compensation and Option Committee Charter is attached to the Proxy Statement as Appendix A and may also be found on the Investor Relations section of the Company’s website at www.schange.com. The Compensation and Option Committee held two (2) meetings and acted by unanimous written consent twelve (12) times during fiscal year 2004.

The Audit Committee is comprised of Messrs. Hoffmann, Vona and Olson. No member of the Audit Committee has participated in the preparation of the Company’s financial statements, and each member is able to read and understand fundamental financial statements. While the Board of Directors has determined that Mr. Vona satisfies the requirement of the National Association of Securities Dealers applicable to Nasdaq-listed companies that at least one member of the Audit Committee possess financial sophistication, the Audit Committee does not currently have an “audit committee financial expert,” as defined in the applicable rules and regulations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). SeaChange believes that given the experience of Mr. Vona and the other members of the Audit Committee, the Audit Committee is able to fulfill its functions as currently constituted. However, SeaChange is seeking to expand its Board of Directors and is looking to appoint at least one additional member who would qualify as an “audit committee financial expert”. The principal functions and responsibilities of the Audit Committee are set forth below in the Report of the Audit Committee. The Board has adopted a written charter setting out the authority and responsibilities of the Audit Committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix B and may also be found on the Investor Relations section of the Company’s website at www.schange.com. The Audit Committee held five (5) meetings during fiscal year 2004.

In May 2004, SeaChange established a Corporate Governance and Nominating Committee, comprised of Messrs. Hoffmann, Olson and Vona. The Corporate Governance and Nominating Committee is responsible for oversight of corporate governance at the Company, recommending to the Board of Directors persons to be nominated for election or appointment as directors of the Company and monitoring compliance with SeaChange’s Code of Ethics and Business Conduct, a copy of which is attached to this Proxy Statement as Appendix C and which may also be found on the Investor Relations section of the Company’s website at www.schange.com. The Corporate Governance and Nominating Committee operates under a written charter, a copy of which is attached to this Proxy Statement as Appendix D and may also be found on the Investor Relations section of the Company’s website at www.schange.com.

The Corporate Governance and Nominating Committee may use any of a number of methods to identify nominee candidates, including personal and industry contacts and recruiting firms. The Corporate Governance and Nominating Committee seeks candidates that possess sufficient experience and other qualities and skills that, in the context of the overall composition and needs of the Board, would result in a group that can best manage the business and affairs of SeaChange and represent stockholder interests using its diversity of experience.

The Corporate Governance and Nominating Committee will consider nominees recommended by stockholders using the same criteria it uses to evaluate other candidates. Any such stockholder recommendations should be submitted in writing to the Corporate Governance and Nominating Committee at SeaChange’s principal business offices not later than the 120th calendar day but not prior to the 150th calendar date SeaChange’s proxy was released to stockholders in connection with the previous year’s annual meeting. The Committee did not receive any stockholder nominee recommendations for the 2004 Annual Meeting of Stockholders.

Stockholders may write to the Board or a particular Board member by addressing such communication to the Board or Board member, as applicable, care of SeaChange’s Chief Financial Officer, at the Company’s principal business location, 124 Acton Street, Maynard, Massachusetts 01754.

Report of the Audit Committee

The Audit Committee currently consists of Messrs. Hoffmann, Olson and Vona.

The Audit Committee’s primary duties and responsibilities are to:

•	Appoint, compensate and retain SeaChange’s independent public auditors, and oversee the work performed by the independent public auditors.

•	Assist the Board of Directors in fulfilling its responsibilities by reviewing the financial reports provided by SeaChange to the SEC and SeaChange’s stockholders.

•	Monitor the integrity of SeaChange’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of SeaChange’s financial condition and results of operations.

•	Monitor the performance of SeaChange’s internal auditing department.

•	Provide an avenue of communication among the independent auditors, management, internal auditors, and the Board of Directors.

The Board of Directors has adopted a written charter setting out the functions the Audit Committee is to perform. A copy of this is attached to this proxy statement as Appendix B and provides greater detail regarding the services of the Audit Committee.

Management has primary responsibility for SeaChange’s consolidated financial statements and the overall reporting process, including SeaChange’s system of internal controls.

The independent auditors audit the annual consolidated financial statements prepared by management, express an opinion as to whether those consolidated financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of SeaChange in conformity with accounting principles generally accepted in the United States of America and discuss with the Audit Committee any issues the independent auditors believe should be raised with SeaChange.

For fiscal year 2004, the Audit Committee reviewed the audited consolidated financial statements of SeaChange and met with both management and PricewaterhouseCoopers LLP, the Company’s independent auditors, to discuss those consolidated financial statements. Management has represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and that there were no significant deficiencies in the design or operation of internal controls which could adversely affect SeaChange’s ability to record, process, summarize and report financial data and that there was no fraud, whether or not material, that involved management or other employees who have a significant role in SeaChange’s internal controls.

The Committee has received from and discussed with PricewaterhouseCoopers LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to PricewaterhouseCoopers LLP’s independence from SeaChange. The Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committees Communications).

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of SeaChange be included in its Annual Report on Form 10-K for the fiscal year ended January 31, 2004. The Audit Committee also decided to retain PricewaterhouseCoopers LLP as SeaChange’s independent auditors for the 2005 fiscal year.

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or any portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

RESPECTFULLY SUBMITTED BY THE AUDIT

COMMITTEE OF THE BOARD OF DIRECTORS

Carmine Vona (Chairman)

Thomas F. Olson

Martin R. Hoffmann

Occupations of Directors and Executive Officers

The following table sets forth for the Class I Director, each Class II Director, the Class III Director and the executive officers of SeaChange as of May 24, 2004, their ages and the positions currently held by each such person with SeaChange:

Name	Age	Position
William C. Styslinger, III	58	President, Chief Executive Officer, Chairman of the Board and Director
William L. Fiedler	59	Chief Financial Officer, Treasurer, Secretary and Senior Vice President, Finance and Administration
Branko J. Gerovac(1)	53	Vice President, Research
Ira Goldfarb	46	Senior Vice President, Worldwide Sales
Bruce E. Mann	55	Senior Vice President, Network Storage Engineering
Martin R. Hoffmann(2)(3)(4)	72	Director
Thomas F. Olson(2)(3)(4)	55	Director
Carmine Vona(2)(3)(4)	66	Director

(1)	Mr. Gerovac is resigning from SeaChange effective May 31, 2004.
(2)	Member of Compensation and Option Committee.
(3)	Member of Audit Committee.
(4)	Member of Corporate Governance and Nominating Committee

Nominee for Election at the Annual Meeting

Martin R. Hoffmann has served as a Director of SeaChange since January 1995. Mr. Hoffmann currently engages in consulting activities and is pursuing pro bono opportunities. Mr. Hoffmann served as Of Counsel to the Washington D.C. office of Skadden, Arps, Slate, Meagher & Flom LLP from January 1996 until July 2000. From April 1995 to January 1996, Mr. Hoffmann maintained a law practice and business consulting practice. He was a Visiting Senior Fellow at the Center for Policy, Industry and Industrial Development at Massachusetts Institute of Technology from May 1993 to April 1995, prior to which, from April 1989, he served as Vice President and General Counsel for Digital Equipment Corporation. Mr. Hoffmann is a member of the Board of Directors of Castle Energy Corporation, an oil and gas exploration and production company, and Chairman of the Board of Mitretek Systems, a non-profit technology consulting and services company.

Thomas F. Olson has served as a Director of SeaChange since May 2001. From January 1999 to December 2003, Mr. Olson served as the Chief Executive Officer of National Cable Communications, a company specializing in cable television advertising time sales. From January 1995 to May 1998, Mr. Olson was Managing Partner of National Cable Communications and Chief Executive Officer of Katz Media Group, a radio, broadcast television and cable television national sales representation firm. Mr. Olson was with Katz Media Group for 23 years.

Directors Whose Terms Extend Beyond The Meeting

William C. Styslinger, III, a founder of SeaChange, has served as the President, Chief Executive Officer and a Director since the inception of SeaChange in July 1993 and as Chairman of the Board since January 1995. Prior to forming SeaChange in 1993, Mr. Styslinger was employed at Digital Equipment Corporation since March 1978, most recently as manager of the Cable Television Business Unit from October 1991 to May 1993. Mr. Styslinger is a member of the Board of Directors of Omtool, Inc., a provider of enterprise client/server facsimile software solutions.

Carmine Vona has served as a Director of SeaChange since January 1995. Mr. Vona has been President and Chief Executive Officer of Vona Information Systems, Inc., a consulting firm, since June 1996. Since December 2001, Mr. Vona has served as Chairman of Metrosoft, Inc., a New Jersey based company specializing in providing software products to the mutual funds industry. He also served as Metrosoft’s Chief Executive Officer from December 2001 through December 2002. From August 2000 to December 2002, he also served as a member of the board of directors of E-LAB, an Italian bank wholly owned by Banca INTESA. From November 1969 to June 1996, Mr. Vona was employed by Bankers Trust Co., during which time he held positions as Executive Vice President and Senior Managing Director for worldwide technology. From August 1986 to June 1996 Mr. Vona was Chairman of BT-FSIS, a software development company and a wholly owned subsidiary of Bankers Trust Co.

Executive Officers

William L. Fiedler has served as Chief Financial Officer, Treasurer and Vice President, Finance and Administration since September 1998 and as Secretary since May 2000. In August 2003, Mr. Fiedler assumed the role of Senior Vice President, Finance and Administration. Prior to joining SeaChange, Mr. Fiedler served from July 1984 to June 1998 as the Chief Financial Officer, Treasurer and Senior Vice President, Finance and Administration of Matrix One, Inc., a developer of product data management systems. Prior to that, Mr. Fiedler served as the Chief Financial Officer of Hendrix Electronics Inc., a developer of text processing and graphics publishing systems, and had also held controllership positions at Bose Corporation and GTE Sylvania.

Branko J. Gerovac has served as Vice President, Research since joining SeaChange in February 1999. Prior to that, Mr. Gerovac served from 1994 to 1999 as an Associate Director of Research at the Massachusetts Institute of Technology. Mr. Gerovac was previously employed from 1981 to 1994 by Digital Equipment Corporation as a consulting engineer. Mr. Gerovac is resigning from SeaChange effective May 31, 2004.

Ira Goldfarb has served as Vice President, Worldwide Sales since January 1998. In August 2003, Mr. Goldfarb assumed the role of Senior Vice President, Worldwide Sales. Prior to January 1998, Mr. Goldfarb served as Vice President, U.S. Systems Sales from August 1997 to January 1998, as Vice President, Eastern Region from January 1997 to August 1997, and as Vice President, Central Region, from August 1994 to January 1997. Prior to joining SeaChange, Mr. Goldfarb held several sales management positions at Digital Equipment Corporation from September 1983 to July 1994.

Bruce E. Mann joined SeaChange in September 1994 as Vice President, Network Storage Engineering. In August 2003, Mr. Mann assumed the role of Senior Vice President, Network Storage Engineering. Prior to joining SeaChange, Mr. Mann served as Director of Engineering at Ungermann-Bass, Inc., a subsidiary of Tandem Computers Inc., from March 1993 to September 1994. Prior to that, from September 1976 to March 1993, Mr. Mann was an engineer at Digital Equipment Corporation, most recently as Senior Consulting Engineer.

Executive officers of SeaChange are appointed by, and serve at the discretion of, the Board of Directors, and serve until their successors have been duly elected and qualified. There are no family relationships among any of the executive officers or directors of SeaChange. Each Executive Officer is a full time employee of the Company. There is no family relationship between any executive officer or director of the Company.

Certain Relationships and Related Transactions

SeaChange has adopted a policy that all transactions between SeaChange and its officers, directors, principal stockholders and affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will be on terms no less favorable to SeaChange than could be obtained from unaffiliated third parties.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of SeaChange common stock as of May 24, 2004 by:

•	each person or entity who is known by SeaChange to beneficially own more than 5% of the common stock of SeaChange;

•	each of the directors and named executive officers of SeaChange; and

•	all of the directors and executive officers of SeaChange as a group.

Except as indicated below, none of these entities has a relationship with SeaChange. Unless otherwise indicated, the address of each person or entity named in the table is c/o SeaChange International, Inc., 124 Acton Street, Maynard, Massachusetts 01754, and each person or entity has sole voting power and investment power (or shares such power with his or her spouse), with respect to all shares of capital stock listed as owned by such person or entity.

The number and percentage of shares beneficially owned is determined in accordance with the rules of the Securities and Exchange Commission, and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and also any shares of common stock underlying options or warrants that are exercisable by that person within 60 days of May 24, 2004. However, these shares underlying options or warrants are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity. Percentage of beneficial ownership is based on 27,388,166 shares of SeaChange’s common stock outstanding as of May 24, 2004.

Name	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding
William C. Styslinger, III(1)	2,007,368	7.3%
William L. Fiedler(2)	158,457	*
Branko J. Gerovac(3)	86,595	*
Ira Goldfarb(4)	137,667	*
Martin R. Hoffmann(5)	175,653	*
Bruce E. Mann(6)	374,461	1.4%
Thomas F. Olson(7)	8,687	*
Carmine Vona(8)	37,574	*
Liberty Wanger Asset Management, L.P.(9) 227 West Monroe Street, Suite 2000 Chicago, Illinois 60606	3,732,200	13.6%
FMR Corp. (10) 82 Devonshire Street Boston, MA 02109	3,009,250	11.0%
All executive officers and directors as a group (8 persons) (11)	2,986,462	10.7%

*	Less than 1%
(1)	Includes 199,000 shares of common stock owned by Merrill Lynch, Trustee f/b/o William C. Styslinger, III, IRA. Excludes (i) 86,429 shares of common stock owned by Thomas and Emily Franeta as Trustees of The Styslinger Family Trust; (ii) 11,342 shares of common stock held by Thomas Franeta as Custodian for Kimberly J. Styslinger; (iii) 76,425 shares of common stock owned by his wife, Joyce Styslinger, and (iv) 1,380 shares of Common Stock owned by his daughter, Kimberly J. Styslinger. Mr. Styslinger disclaims beneficial ownership of the shares held by The Styslinger Family Trust, by Thomas Franeta as Custodian for Kimberly J. Styslinger and by his wife, Joyce Styslinger. Includes 143,559 shares of common stock issuable pursuant to outstanding stock options that may be exercised within 60 days of May 24, 2004.

(2)	Includes 158,457 shares of common stock issuable pursuant to outstanding options that may be exercised within 60 days of May 24, 2004.
(3)	Includes 81,107 shares of common stock issuable pursuant to outstanding stock options that may be exercised within 60 days of May 24, 2004. Mr. Gerovac is resigning from SeaChange effective May 31, 2004.
(4)	Includes 71,032 shares of common stock issuable pursuant to outstanding stock options that may be exercised within 60 days of May 24, 2004.
(5)	Includes 20,751 shares of common stock issuable pursuant to outstanding stock options that may be exercised within 60 days of May 24, 2004.
(6)	Includes 109,001 shares of common stock issuable pursuant to outstanding stock options that may be exercised within 60 days of May 24, 2004. Excludes an aggregate of 49,412 shares of common stock held by Mr. Mann’s three children. Mr. Mann disclaims beneficial ownership of those shares held by his children.
(7)	Includes 8,687 shares of common stock issuable pursuant to outstanding stock options that may be exercised within 60 days of May 24, 2004.
(8)	Includes 20,749 shares of common stock issuable pursuant to outstanding stock options that may be exercised within 60 days of May 24, 2004.
(9)	According to an amended Schedule 13G filed on February 10, 2004, Liberty Wanger Asset Management, L.P. shares voting and investment power over such shares with its general partner, WAM Acquisition GP, Inc., and with its discretionary clients. One such client, Liberty Acorn Trust, may be deemed to share voting and investment power with respect to 2,924,100 of the above-mentioned shares, as it is entitled to receive dividends from, and all proceeds from the sale of, such shares.
(10)	According to an amended Schedule 13G filed on February 16, 2004, FMR Corp., Edward C. Johnson III and Abigail P. Johnson each have sole dispositive power over such shares, while FMR Corp. and Edward C. Johnson III each have sole voting power with respect to 253,200 of such shares. According to the amended Schedule 13G, the Board of Trustees of the funds of Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., has the sole power to vote or direct the voting of the other 2,756,050 shares.
(11)	Includes 613,343 shares of common stock issuable pursuant to outstanding stock options that may be exercised within 60 days of May 24, 2004.

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

The following table sets forth summary information concerning the compensation SeaChange paid for services rendered during the fiscal year ended January 31, 2004, the fiscal year ended January 31, 2003, and the fiscal year ended January 31, 2002, by its chief executive officer and each of its four other most highly compensated executive officers who received total salary and bonus in excess of $100,000 and who served as of January 31, 2004 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation(1)				Long-Term Compensation(3) Award
Name and Principal Position	Period	Salary(2)	Bonus		Securities Underlying Options(#)
William C. Styslinger, III President and Chief Executive Officer	2004 2003 2002	$294,999 246,249 231,260		120,000 80,000 80,000	135,000 55,000 55,000

William L. Fiedler Chief Financial Officer, Secretary, Treasurer and Senior Vice President, Finance and Administration	2004 2003 2002	$240,576 225,299 208,608		$53,750 27,997 7,545	20,000 32,500 15,000

Branko J. Gerovac(4) Vice President, Research	2004 2003 2002	$158,498 157,645 151,673	$	— 6,184 10,060	7,000 17,500 —

Ira Goldfarb Senior Vice President, Worldwide Sales	2004 2003 2002	$484,433 430,351 348,177	$	— — —	29,500 22,500 —

Bruce E. Mann Senior Vice President, Network Storage Engineering	2004 2003 2002	$233,827 218,416 202,350		$54,857 27,997 7,545	18,000 22,500 —

(1)	The compensation described in this table does not include medical and group life insurance or other benefits received by the Named Executive Officers which are available generally to all salaried employees of SeaChange and certain perquisites and other personal benefits, securities or property received by the Named Officers which do not exceed the lesser of $50,000 or 10% of any such officer’s salary disclosed in this table.
(2)	Salary figures include sales incentives earned. Mr. Goldfarb was the only Named Executive Officer whose Salary figure consisted of sales incentives earned ($334,433 in fiscal year 2004, $280,351 in fiscal year 2003 and $204,427 in fiscal year 2002).
(3)	Represents stock options granted under SeaChange’s Amended and Restated 1995 Stock Option Plan. SeaChange did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during fiscal years 2004, 2003 or 2002.
(4)	Mr. Gerovac is resigning from SeaChange effective May 31, 2004.

OPTIONS AND STOCK PLANS

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information as to stock options granted to each of SeaChange’s named executive officers during the fiscal year ended January 31, 2004 under SeaChange’s Amended and Restated 1995 Stock Option Plan. All options listed below were granted under SeaChange’s Amended and Restated 1995 Stock Option Plan and vest 25% on the first anniversary of the date of grant and 6.25% each quarter thereafter.

The percentage of total options granted to SeaChange employees in the fiscal year ended January 31, 2004 is based on options granted during that period to purchase an aggregate of 1,411,535 shares.

Amounts that may be realized upon exercise of the options immediately before the expiration of their term, assuming the specified compound rates of appreciation (5% and 10%) on the market value of the common stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect SeaChange’s estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of exercise and the future performance of the common stock. However, the rates of appreciation assumed in this table may not be realized or the amounts reflected may not be received by the individuals.

Name	No. of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees In Year		Exercise or Base Price ($/Sh)(1)		Expiration Date	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term
							5%($)		10%($)
William C. Styslinger, III	75,000 40,000 20,000	5.31 2.83 1.42	% % %	$ $ $	7.00 15.59 14.56	03/05/13 11/04/13 12/04/13	$ $ $	330,170 392,179 183,134	$ $ $	836,715 993,858 464,097

William L. Fiedler	5,000 5,000 5,000 5,000	0.35 0.35 0.35 0.35	% % % %	$ $ $ $	7.00 10.72 10.33 15.59	03/05/13 05/27/13 08/04/13 11/04/13	$ $ $ $	22,011 33,709 32,482 49,022	$ $ $ $	55,781 85,425 82,317 124,232

Branko J. Gerovac (2)	1,750 1,750 1,750 1,750	0.12 0.12 0.12 0.12	% % % %	$ $ $ $	7.00 10.72 10.33 15.59	03/05/13 05/27/13 08/04/13 11/04/13	$ $ $ $	7,704 11,798 11,369 17,158	$ $ $ $	19,523 29,899 28,811 43,481

Ira Goldfarb	14,500 4,500 4,500 4,500	1.03 0.32 0.32 0.32	% % % %	$ $ $ $	7.00 10.72 10.33 15.59	03/05/13 05/27/13 08/04/13 11/04/13	$ $ $ $	63,833 30,338 29,234 44,120	$ $ $ $	161,765 76,882 74,085 111,809

Bruce E. Mann	4,500 4,500 4,500 4,500	0.32 0.32 0.32 0.32	% % % %	$ $ $ $	7.00 10.72 10.33 15.59	03/05/13 05/27/13 08/04/13 11/04/13	$ $ $ $	19,810 30,338 29,234 44,120	$ $ $ $	50,203 76,882 74,085 111,809

(1)	The exercise price per share of each option was determined by the Compensation and Option Committee to be equal to the fair market value per share of the common stock on the date of grant.
(2)	Mr. Gerovac is resigning from SeaChange effective May 31, 2004.

Option Exercises and Fiscal Year-End Option Values

The following table sets forth as of January 31, 2004 information with respect to options to purchase common stock granted under SeaChange’s Amended and Restated 1995 Stock Option Plan to its named executive officers.

The value of unexercised in-the-money options as of January 31, 2004 is based on the difference between the option exercise price and the fair market value of SeaChange’s common stock at January 31, 2004, the Company’s fiscal year-end ($20.18 per share as quoted on the Nasdaq National Market on January 30, 2004, as January 31, 2004 was not a business day), multiplied by the number of shares underlying the option.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL

YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at January 31, 2004 (#) Exercisable/Unexercisable	Value of Unexercised In- the-Money Options At January 31, 2004 ($) Exercisable/Unexercisable
William C. Styslinger, III	1,515	$13,711	129,651/192,834	$ 641,025/$1,526,413
William L. Fiedler	0	N/A	145,870/54,780	$1,688,184/$ 380,956
Branko J. Gerovac(1)	0	N/A	89,158/46,842	$ 591,125/$ 204,255
Ira Goldfarb	0	N/A	58,947/53,498	$ 413,934/$ 446,515
Bruce E. Mann	0	N/A	90,172/91,826	$ 593,079/$1,409,611

(1)	Mr. Gerovac is resigning from SeaChange effective May 31, 2004.

Equity Compensation Plan Information

The following table provides information about the common stock that may be issued upon the exercise of options, warrants and rights under all of SeaChange’s existing equity compensation plans as of January 31, 2004, including the Amended and Restated 1995 Stock Option Plan, the 1996 Non-Employee Director Stock Option Plan and the Second Amended and Restated 1996 Employee Stock Purchase Plan, as amended. The following table excludes information about the 2004 Stock Option and Incentive Plan, the adoption of which is subject to a vote at this Annual Meeting, because such plan was not in effect on January 31, 2004.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders(1)	5,548,346	(2)	$15.47		2,435,611	(3)
Equity compensation not approved by security holders(4)	155,789		$13.07		294,211
Total	5,704,135		$15.41	(5)	2,729,822

(1)	Consists of the Amended and Restated 1995 Stock Option Plan, the 1996 Non-Employee Director Stock Option Plan and the Second Amended and Restated 1996 Employee Stock Purchase Plan, as amended. Excludes the 2004 Stock Option and Incentive Plan, the adoption of which is subject to a vote at this Annual Meeting, because such plan was not in effect on January 31, 2004.

(2)	Excludes the shares to be issued for the period ended May 31, 2004 under the Second Amended and Restated 1996 Employee Stock Purchase Plan, as amended, because the number of shares to be issued upon exercise of currently outstanding options thereunder cannot be determined, as it will be determined on May 31, 2004, the last day of the payment period, and will be for a maximum of 1,125 shares per eligible participant.
(3)	As of January 31, 2004, 2,011,847 shares remained available for issuance under the Amended and Restated 1995 Stock Option Plan and 423,764 shares remained available for grant under the Second Amended and Restated 1996 Employee Stock Purchase Plan, as amended. As of January 31, 2004, no shares remained available for issuance under the 1996 Non-Employee Director Stock Option Plan as this plan was terminated by the Board of Directors in May 2002.
(4)	Pursuant to the Video-on-demand Purchase Agreement, dated as of December 1, 2000, by and between SeaChange and Comcast Cable Communications of Pennsylvania, Inc., Comcast has earned warrants exercisable for 450,000 shares of common stock, with a weighted average exercise price of $13.07. Pursuant to the Common Stock and Warrant Purchase Agreement, dated as of February 28, 2001, by and between SeaChange and Comcast SC Investment, Inc., three grants to purchase a total of 100,000, 25,000 and 14,667 shares of SeaChange’s common stock were made, each at an exercise price of $13.225 per share. Each of the warrants are nonforfeitable, freely exercisable and expire February 27, 2006. These warrants were issued in connection with the purchase by Comcast of shares of SeaChange’s common stock in a private placement, with the number of shares covered by these warrants determined based on the timing of the effectiveness of the resale registration statement filed in connection with this private placement.
(5)	Excludes the weighted average exercise price for shares to be issued under the Second Amended and Restated 1996 Employee Stock Purchase Plan, as amended, because the weighted average exercise price of currently outstanding options thereunder cannot be determined, as it will be equal to 85% of the lower of the average market price of the common stock on December 1, 2003 and May 31, 2004, the first and last business day of the applicable payment period.

Compensation and Option Committee Report

To SeaChange Stockholders:

SeaChange’s executive compensation program is administered by the Compensation and Option Committee of the Board of Directors, which is comprised entirely of non-employee directors. Pursuant to authority delegated by the Board of Directors, the Compensation and Option Committee is responsible for reviewing and administering the Company’s stock ownership plans and reviewing and approving compensation for the executive officers of SeaChange.

SeaChange’s executive compensation program is designed to provide levels of compensation that assist the Company in attracting, motivating and retaining qualified executive officers and aligning the financial interests of the executive officers and other employees of SeaChange with those of its stockholders by providing a competitive compensation package based on corporate and individual performance. Compensation under the executive compensation program is comprised of cash compensation in the form of base salary and long-term incentive awards in the form of stock option grants. The compensation program is also comprised of various benefits, including medical and insurance plans, and the 1996 Employee Stock Purchase Plan and 401(k) profit sharing plan, which plans are generally available to all employees of SeaChange.

Base Salary

Base salary compensation levels for each of the executive officers of SeaChange, including the Chief Executive Officer, are generally set within the range of base salaries that the Compensation and Option Committee believes are paid to executive officers with comparable qualifications, experience and responsibilities at comparable companies. In setting compensation levels, the Compensation and Option Committee generally takes into account such factors as:

•	the Company’s past operating and financial performance and future expectations;

•	individual performance and experience; and

•	past salary levels.

The Compensation and Option Committee does not assign relative weights or rankings to these factors, but instead makes determinations based upon the consideration of all of these factors as well as the progress made with respect to the long-term goals and strategies of SeaChange.

Incentive Compensation

For fiscal year 2004, SeaChange awarded bonuses in the aggregate amount of $228,607 to its executive officers. These bonus payments were made in recognition of the executive officers’ contributions to fiscal year 2004 Company performance.

Stock Options

Stock options are the principal vehicle used by SeaChange to provide long-term incentive-based compensation to improve its operating and financial performance and to support the recruitment, motivation and retention of key professional and managerial personnel. SeaChange’s stock option plans are administered by the Compensation and Option Committee. To date, the Compensation and Option Committee has not granted stock options at less than fair market value.

Stock options are granted from time to time to eligible employees based upon SeaChange’s overall financial performance and their contribution thereto. Stock options are designed to align the interests of SeaChange’s executive officers and other employees with those of its stockholders by encouraging them to enhance the value of the Company, the price of the common stock and, hence, the stockholders’ return. In addition, the vesting of stock options over a period of time is designed to defer the receipt of compensation by the option holder, thus creating an incentive for the individual to remain with SeaChange. SeaChange periodically grants new options to provide continuing incentives for future performance. SeaChange’s 1995 Stock Option Plan is due to expire next year. In order to continue to have the stock options available for grant in future, and to have the flexibility to utilize alternative long term incentive-based compensation programs such as restricted stock and restricted stock units, the Compensation and Option Committee has recommended to the Board the adoption of the 2004 Stock Option and Inventive Plan, which is being presented to stockholders for approval in this Proxy Statement, and the Board has recommended to the Company’s stockholders the adoption of this plan.

During the fiscal year ended January 31, 2004, options to purchase an aggregate of 221,500 shares of common stock were granted to the executive officers of SeaChange, including the Chief Executive Officer. Such grants were made in recognition of the executive officers’ contributions to fiscal year 2004 Company performance and as an incentive for future performance.

Other Benefits

SeaChange also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. SeaChange offers a stock purchase plan, under which employees may purchase common stock at a discount, and a 401(k) profit sharing plan, which permits employees to invest in a choice of mutual funds on a pre-tax basis. SeaChange also maintains medical, disability and life insurance plans and other benefit plans for its employees.

Tax Deductibility of Executive Compensation

In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), SeaChange cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation and Option Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and will continue to consider such deduction limitations of Section 162(m) of the Code when structuring its executive compensation arrangements.

THE COMPENSATION AND OPTION COMMITTEE:

Martin R. Hoffmann (Chairman)

Thomas F. Olson

Carmine Vona

Compensation Committee Interlocks and Insider Participation

The Compensation and Option Committee consists of Messrs. Hoffmann, Vona and Olson. No person who served as a member of the Compensation and Option Committee was, during the past fiscal year, an officer or employee of SeaChange or any of its subsidiaries, was formerly an officer of SeaChange or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of SeaChange served as a member of the compensation committee of another entity (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors), one of whose executive officers served as a director of SeaChange.

Compensation of Directors

During the fiscal year ended January 31, 2004, directors who were employees of SeaChange received no cash compensation for their services as directors, except for reimbursement of expenses incurred in connection with attending meetings. In fiscal year 2004, SeaChange paid directors who are not employees of the Company a fee of $1,000 for each meeting of the Board of Directors that they attended in person and such directors were reimbursed for their reasonable out-of-pocket expenses incurred in attending such meetings. Each non-employee director was also entitled to participate in SeaChange’s Amended and Restated 1995 Stock Option Plan and, subsequent to approval of the Company’s 2004 Stock Option and Incentive Plan by the Company’s stockholders, will be entitled to participate in such plan. In May 2003, the board of directors of SeaChange adopted a compensation policy for non-employee directors whereby non-employee directors are entitled to receive an option to purchase 2,500 shares of SeaChange’s common stock each quarter, for an aggregate annual grant of 10,000 shares. Accordingly, in the fiscal year ended January 31, 2004, each of Messrs. Hoffmann, Olson and Vona each received quarterly option grants to purchase 2,500 shares of SeaChange’s common stock on May 27, 2003, August 4, 2003 and November 4, 2003.

Stock Performance Graph

The following graph compares the change in the cumulative total stockholder return on SeaChange’s common stock during the period from the close of trading on December 31, 1998 through January 31, 2004, with the cumulative total return on the Center for Research in Securities Prices (“CRSP”) Index for the Nasdaq Stock Market (U.S. Companies) and a SIC Code Index based on the SeaChange’s SIC Code. The comparison assumes $100 was invested on December 31, 1998 in SeaChange’s common stock at the $4.08 closing price on that date and in each of the foregoing indices and assumes reinvestment of dividends, if any.

The following graph is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of SeaChange under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. The stock price performance shown on the following graph is not necessarily indicative of future price performance. Information used on the graph was obtained from CoreData, LLC, Richmond, Virginia, a source believed to be reliable, but SeaChange is not responsible for any errors or omissions in such information.

Comparison Of Cumulative Total Return Among

SeaChange International, Inc., Nasdaq National Market Index

and SIC Code Index

Notes:

A.	The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B.	If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
C.	The Index level for all series was set to 100.0 on December 31, 1998.

PROPOSAL II

APPROVAL OF THE ADOPTION OF

SEACHANGE’S 2004 STOCK OPTION AND INCENTIVE PLAN

The Company’s stockholders are being asked to approve and adopt the Company’s 2004 Stock Option and Incentive Plan (the “2004 Plan”). On May 24, 2004, the Board of Directors approved the 2004 Plan, subject to final approval of the stockholders. The 2004 Plan provides for grants of stock options and other equity interests in the Company to employees, officers, directors, consultants and advisors of the Company. The proposed number of shares of Common Stock authorized for issuance under the 2004 Plan is the sum of (a) the number of shares of SeaChange’s common stock, $0.01 par value per share (the “Common Stock”) that remain available for grant under the Company’s Amended and Restated 1995 Stock Option Plan, as amended (the “1995 Plan”), as of July 14, 2004, plus (b) 3,000,000 shares of Common Stock.

The Company currently grants options under its 1995 Plan. The 1995 Plan expires by its terms on August 24, 2005. Contingent on stockholder approval of the 2004 Plan, the 1995 Plan will be terminated as of July 14, 2004, meaning that while all options then outstanding under the 1995 Plan will remain in effect, no additional option grants may be made under the 1995 Plan.

Approval of the 2004 Plan is intended to enable the Company to achieve the following objectives:

The replacement of the Company’s 1995 Plan.    The 2004 Plan is intended to replace the 1995 Plan, which expires next year. Upon stockholder approval of the 2004 Plan, no further grants will be made from the 1995 Plan. The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel.

The ability to utilize various equity vehicles, including stock options, restricted stock or restricted stock units, as deemed appropriate by the Compensation and Option Committee and management, to maintain the Company’s competitive ability to attract, retain and motivate employees and potential hires at all levels.    The ability to offer competitive equity incentive packages is critical to attracting, retaining and motivating key personnel and potential hires. The Company relies on equity-based compensation both to provide a performance incentive to employees and to encourage broad employee stock ownership in the Company. The Company also relies on equity-based compensation to retain and attract qualified non-employee directors, and to provide an incentive to non-employee directors to devote the requisite time and attention to the affairs of the Company. The Board believes that the 2004 Plan is essential to permit the Company to continue the pursuit of these objectives. Moreover, equity-based grants are designed to align the interests of each participant with those of the stockholders and provide each such individual with a significant incentive to view the Company from the perspective of an owner with an equity stake. Although the Company has historically utilized stock options as its sole form of equity compensation, adoption of the 2004 Plan will provide the Company with the flexibility to use other forms of equity compensation as necessary for the attraction, retention and motivation of employees.

The furtherance of compensation and governance best practices.    The 2004 Plan contains no evergreen features, meaning features that would provide for automatic replenishment of authorized shares available under an equity compensation plan.

The affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy is required to approve the 2004 Plan. Approval by stockholders of the 2004 Plan is required before participants may receive any awards under the 2004 Plan.

As of January 31, 2004, the Company and its subsidiaries had approximately 437 employees worldwide, all of whom will be eligible to be considered for awards under the 2004 Plan. As of such date, an aggregate of 5,548,346 shares of Common Stock were issuable pursuant to outstanding awards that have been granted under the 1995 Plan and the Company’s other stock option plans. See “Equity Compensation Plan Information.”

The closing price of a share of Common Stock on the Nasdaq National Market on May 24, 2004 was $12.57. The proceeds received by the Company upon exercise of stock option awards by participants in the 2004 Plan will be used for the Company’s general corporate purposes.

The following is a summary of the material terms and conditions of the 2004 Plan. The full text of the 2004 Plan is attached as Appendix E to this Proxy Statement.

Description of the 2004 Stock Option and Incentive Plan

The purpose of the 2004 Plan is to provide stock options and other equity interests in the Company (each, an “Award”) to employees, officers, directors, consultants and advisors of the Company and its subsidiaries, all of whom are eligible to receive Awards under the 2004 Plan. Any person to whom an Award is granted will be called a “Participant.”

Administration.    The 2004 Plan is administered by the Board. The Board has the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the 2004 Plan and to interpret and correct the provisions of the 2004 Plan and any Award. Pursuant to the terms of the 2004 Plan, the Board has delegated authority to administer the 2004 Plan to the Compensation and Option Committee. The 2004 Plan also provides that authority to grant Awards to employees may be delegated to one or more officers of the Company. For purposes of this description of the 2004 Plan, references to the Board shall mean the Compensation and Option Committee or the Board.

Exercise Price.    The Board shall establish the exercise price of options (or determine the method by which the exercise price shall be determined) at the time each option is granted, provided that the minimum exercise price for an incentive stock option will not be less than 100% (110% for an incentive stock option granted to a 10% or more stockholder) of the fair market value of the Common Stock on the date of grant. The exercise price, if applicable, of other stock-based Awards shall be set by the Board.

Authorized Shares.    The number of shares (the “Authorized Shares”) of Common Stock that may be delivered in satisfaction of Awards granted under the 2004 Plan shall be the sum of (i) the number of shares of Common Stock that remain available for grant under the 1995 Plan as of July 14, 2004, plus (ii) 3,000,000 shares of Common Stock.

Eligibility.    Employees, officers, directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the 2004 Plan. Under present law, however, incentive stock options within the meaning of Section 422 of the Code may only be granted to employees of the Company and parent or subsidiaries of the Company. The maximum number of shares with respect to which Awards may be granted to any participant under the 2004 Plan may not exceed 2,047,500 in any fiscal year.

Exercise of Options.    Each option granted under the 2004 Plan shall either be fully exercisable at the time of grant or shall become exercisable in such installments as the Board may specify. Each option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, by delivery of a properly signed written notice of exercise to the Company at its principal office address or to such transfer agent as the Company shall designate, or by notification of the Company-designated third party commercial provider. The Board has the right to accelerate the date of exercise of any installment of any option despite the fact that such acceleration may disqualify all or part of any option as an incentive stock option.

Types of Awards.    Awards under the 2004 Plan may be in the form of incentive stock options, non-qualified stock options, restricted stock, restricted stock units, and any other equity-based interests as the Board shall determine, or any combination thereof.

Stock Options.    Stock options represent the right to purchase shares of Common Stock within a specified period of time at a specified price. As detailed above, the exercise price for an incentive stock option will be not less than 100% (110% for an incentive stock option granted to a 10% or more stockholder) of the fair market value of Common Stock on the date of grant. The aggregate fair market value, determined on the date the option is granted, of the stock for which any person may be granted incentive stock options which become exercisable for the first time by such person in any calendar year cannot exceed the sum of $100,000 (determined on the date such option is granted). No incentive stock option will be granted to a person who is not an “employee” as defined in the applicable provisions of the Internal Revenue Code of 1986, as amended, (the “Code”), and regulations issued thereunder. An incentive stock option shall expire in ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) after the date of grant. No stock options can be granted under the 2004 Plan after July 14, 2014, but options granted before that date may be exercised thereafter.

Payment for the exercise of options under the 2004 Plan may be made by one or any combination of the following forms of payment:

•	by cash or by check payable to the order of the Company,

•	at the discretion of the Board through delivery of shares of Common Stock having fair market value equal as of the date of exercise to the cash exercise price of the Option, or

•	at the discretion of the Board, by delivery of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option by the optionee’s broker or selling agent.

Restricted Stock and Restricted Stock Units.    Restricted stock is Common Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Restricted stock units represent the right to receive shares of Common Stock in the future, with the right to future delivery of the shares subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. No more than 50% of the Authorized Shares may be issued to Participants pursuant to Awards of restricted stock or restricted stock units. Subject to any restrictions applicable to the award, a participant holding restricted stock, whether vested or unvested, will be entitled to enjoy all rights of a stockholder with respect to such restricted stock, including the right to receive dividends and to vote the shares.

Eligibility Under Section 162(m).    In general, under Section 162(m) of the Code, the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation, however, does not apply to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The regulations under Section 162(m) of the Code contain a “safe harbor” that treats stock options granted at fair market value as qualified performance-based compensation (assuming certain other requirements are satisfied).

Transferability.    Except as the Board may otherwise determine or provide in an Award, Awards may be transferred only by will or by the laws of descent and distribution; provided, however, that nonstatutory stock options may be transferred, pursuant to a qualified domestic relations order or to a grantor-retained annuity trust or a similar estate-planning vehicle under which the trust is bound by all provisions of the option which are applicable to the holder thereof.

Adjustment.    In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, the following shall be equitably adjusted:

•	the number and class of securities available for Awards under the 2004 Plan and the per-participant share limit,

•	the number and class of securities, vesting schedule and exercise price per share subject to each outstanding option,

•	the repurchase price per security subject to repurchase, and

•	the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

Treatment upon Acquisition.    Unless otherwise expressly provided in the applicable Award, upon the occurrence of an Acquisition (as defined in the 2004 Plan) appropriate provision is to be made for the continuation or the assumption by the surviving or acquiring entity of all Awards. In addition to or in lieu of the foregoing, the Board may provide that one or more Awards granted under the 2004 Plan must be exercised by a certain date or shall be terminated, or that any such Awards shall be terminated in exchange for a cash payment.

Effect of Termination, Disability or Death.    The Board determines the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, the participant, or the participant’s legal representative, conservator, guardian or designated beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to incentive stock options.

Amendment of Awards.    The Board may, without stockholder approval, amend, modify or terminate any outstanding Award, provided that, the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Termination of 2004 Plan; Amendments.    Awards may be granted under the 2004 Plan at any time prior to July 14, 2014. The Board may, without stockholder approval, amend, suspend or terminate the 2004 Plan or any portion thereof at any time subject, in the case of amendments, to any applicable statutory or regulatory requirements to obtain stockholder approval when and if so required. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued shares covered by such Award shall again be available for the grant of Awards under the 2004 Plan.

Federal Income Tax Consequences

Incentive Stock Options.    The following general rules are applicable under current United States federal income tax law to incentive stock options (“ISOs”) granted under the Company’s 2004 Plan.

1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no corresponding federal tax deduction is allowed to the Company upon either grant or exercise of an ISO.

2. If shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the option was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (the “Holding Periods”), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term capital gain or loss to the optionee.

3. If shares acquired upon exercise of an ISO are disposed of before the Holding Periods are met (a “Disqualifying Disposition”), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

4. In any year that an optionee recognizes ordinary income as the result of a Disqualifying Disposition, the Company generally should be entitled to a corresponding deduction for federal income tax purposes.

5. Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain to the optionee.

6. Capital gain or loss recognized by an optionee upon a disposition of shares will be long-term capital gain or loss if the optionee’s holding period for the shares exceeds one year.

7. An optionee may be entitled to exercise an ISO by delivering shares of the Company’s Common Stock to the Company in payment of the exercise price. If an optionee exercises an ISO in such fashion, special rules will apply.

8. In addition to the tax consequences described above, the exercise of an ISO may result in additional tax liability to the optionee under the alternative minimum tax rules. The Code provides that an alternative minimum tax (at a maximum rate of 28%) will be applied against a taxable base which is equal to “alternative minimum taxable income,” reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee’s alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer that pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

9. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

Nonstatutory Stock Options.    The following general rules are applicable under current federal income tax law to options that do not qualify as ISOs (“Nonstatutory Stock Options”) granted under the Company’s 2004 Plan:

1. The optionee generally does not realize any taxable income upon the grant of a Nonstatutory Stock Option, and the Company is not allowed a federal income tax deduction by reason of such grant.

2. The optionee generally will recognize ordinary income at the time of exercise of a Nonstatutory Stock Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

3. When the optionee sells the shares acquired pursuant to a Nonstatutory Stock Option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee’s holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

4. The Company generally should be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes ordinary income.

5. An optionee may be entitled to exercise a Nonstatutory Stock Option by delivering shares of the Company’s Common Stock to the Company in payment of the exercise price. If an optionee exercises a Nonstatutory Stock Option in such fashion, special rules will apply.

6. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

Awards and Purchases.    The following general rules are applicable under current federal income tax law to awards of restricted stock, restricted stock units (“Awards”) or the granting of opportunities to make direct stock purchases under the Company’s 2004 Plan (“Purchases”):

1. Persons receiving Common Stock pursuant to an Award or Purchase generally will recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid.

2. The Company generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes ordinary income. When such Common Stock is sold, the seller generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale and the seller’s tax basis in the Common Stock (generally, the amount that the seller paid for such stock plus the amount taxed to the Seller as ordinary income).

3. Special rules apply if the stock acquired pursuant to an award of stock or direct stock purchase is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF

THE ADOPTION OF SEACHANGE’S 2004 STOCK OPTION AND INCENTIVE PLAN

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP has audited and reported upon the financial statements of SeaChange for the fiscal year ended January 31, 2004. PricewaterhouseCoopers LLP has served as SeaChange’s independent auditors since 1993. The Audit Committee of the Board of Directors has selected the firm of PricewaterhouseCoopers LLP, independent accountants, to serve as auditors for the fiscal year ending January 31, 2005.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees.    The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended January 31, 2004, and January 31, 2003, for (a) the annual audit of SeaChange’s financial statements for each such fiscal year including statutory audits of foreign subsidiaries, (b) reviews of the quarterly financial information included in SeaChange’s Forms 10-Q for each such fiscal year and (c) reviews of SEC filings amounted to $381,900 and $436,000, respectively.

Audit-Related Fees.    The aggregate fees billed for audit-related services that are not reported as Audit Fees for the fiscal years ended January 31, 2004, and January 31, 2003, amounted to $20,000 and $20,000, respectively. The Audit-Related Fees for the fiscal year ended January 31, 2004 related to the audit of SeaChange’s 401(k) retirement savings plan. The Audit-Related Fees for the fiscal year ended January 31, 2003 related to the audit of SeaChange’s 401(k) retirement savings plan.

Tax Fees.    The aggregate fees billed for professional services for tax compliance, tax advice and tax planning for the fiscal years ended January 31, 2004 and January 31, 2003 amounted to $109,200 and $162,300, respectively. The Tax Fees for each of the foregoing fiscal years related to tax planning and compliance services, including the preparation of original and amended tax returns and claims for refunds.

All Other Fees.    The aggregate fees billed for products and services provided by PricewaterhouseCoopers LLP, other than those discussed above, for the fiscal years ended January 31, 2004 and January 31, 2003, amounted to $0 and $0, respectively.

The Audit Committee of the Board of Directors has determined that the provision of the services as set out above is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

The Audit Committee’s policy is to pre-approve all audit, audit related, tax and other non-audit services that may be provided by PricewaterhouseCoopers LLP, the independent auditors. The policy identifies the principles that must be considered by the Audit Committee in approving these services to ensure that PricewaterhouseCoopers LLP’s independence is not impaired; describes the audit and audit-related, tax and other services that may be provided; and sets forth pre-approval requirements for all permitted services. To date, Audit Committee pre-approval has been sought for the provision of all services by PricewaterhouseCoopers LLP.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders must be received no later than the close of business on January 28, 2005 at SeaChange’s principal executive offices in order to be included in the SeaChange proxy statement for that meeting. Any such stockholder proposals should be submitted to SeaChange International, Inc., 124 Acton Street, Maynard, Massachusetts, 01754, Attention: Secretary. Under the By-Laws of SeaChange, stockholders who wish to make a proposal at the 2005 Annual Meeting—other than one that will be included in SeaChange’s proxy materials—must notify SeaChange no earlier than December 29, 2004, and no later than January 28, 2005. If a stockholder who wishes to present a proposal fails to notify SeaChange by January 28, 2005, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the By-Laws of SeaChange, the proposal is brought before the meeting, then under the SEC’s proxy rules the proxies solicited by management with respect to the 2005 Annual Meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

In order to curtail controversy as to the date on which a proposal will be marked as received by the corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

EXPENSES AND SOLICITATION

All costs of solicitation of proxies will be borne by SeaChange. In addition to solicitations by mail, certain of SeaChange’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile, e-mail and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and SeaChange will reimburse them for their reasonable out-of-pocket costs. Solicitation by officers and employees of SeaChange may also be made of some stockholders in person or by mail, telephone, facsimile or e-mail following the original solicitation. SeaChange plans to retain Mellon Investor Services LLC of East Hartford, Connecticut to assist in the solicitation of proxies at a cost estimated not to exceed $7,500.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires SeaChange’s directors, executive officers and holders of more than 10% of SeaChange’s common stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of SeaChange. Such persons are required by regulations of the SEC to furnish SeaChange with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended January 31, 2004 and written representations from certain Reporting Persons, SeaChange believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended January 31, 2004, except that Mr. Styslinger, the Chief Executive Officer of SeaChange, failed to timely report one transaction, and Mr. Mann failed to timely report one gift of shares to each of his three children this year, one gift to each of his three children in each of 1999, 2000 and 2001, and three sale transactions from 1999.

Appendix A

SEACHANGE INTERNATIONAL, INC.

Amended and Restated

Charter of the Compensation and Option Committee

of the Board of Directors

A. PURPOSE AND SCOPE

The primary function of the Compensation and Option Committee (the “Committee”) of the Board of Directors (the “Board”) of SeaChange International, Inc. (the “Corporation”) is to exercise the responsibilities and duties set forth below, including but not limited to (1) discharging the Board’s responsibilities relating to the compensation of the Corporation’s officers and key employees, (2) being responsible for the administration of the Corporation’s incentive compensation and stock plans, and (3) being responsible for the production of an annual report on executive compensation for inclusion in the Corporation’s proxy statement in accordance with applicable rules and regulations.

B. COMPOSITION

The Committee shall be comprised of three or more members as determined by the Board, each of whom shall meet the independence and compensation committee composition requirements promulgated by the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., any exchange upon which securities of the Corporation are traded, or any governmental or regulatory body exercising authority over the Corporation (each a “Regulatory Body” and collectively, the “Regulatory Bodies”), and any other requirements as determined by the Board, as in effect from time to time.

The members of the Committee shall be elected by the Board of Directors annually at the first Board of Directors Meeting held after the annual shareholders meeting and shall serve until their successors shall have been duly elected and qualified, or until the earlier of their resignation or removal. The Chair of the Committee shall be appointed by the Board of Directors.

C. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

1. Make regular reports to the Board regarding the activities of the Committee;

2. Establish a compensation policy for officers and key employees designed to (i) enhance the profitability of the Corporation and increase shareholder value, (ii) reward officers and key employees for their contribution to the Corporation’s growth and profitability, and (iii) provide competitive compensation that will attract and retain qualified officers and key employees. Review competitive practices and trends to determine the adequacy of the compensation policy;

3. Subject to variation where appropriate, the compensation policy for officers and key employees shall include: (i) base salary, which shall be set on an annual basis, (ii) annual or other time-based incentive compensation, which shall be awarded for the achievement of designated objectives, and (iii) long-term incentive compensation in the forms of equity participation and other awards;

4. Annually review and approve corporate goals and objectives relevant to Chief Executive Officer (“CEO”) compensation, evaluate the CEO’s performance in light of those goals and objectives and determine, or recommend to the Board for determination, the appropriate level of base compensation, bonus and/or other long-term incentive compensation for the CEO based on this evaluation;

5. Annually evaluate the performance of the Corporation’s officers and key employees and determine, or recommend to the Board for determination, the appropriate level of base compensation, bonus and/or other long-term incentive compensation for the officers and key employees of the Corporation;

6. Consider and take actions with respect to the adoption, amendment, administration and termination of compensation, welfare, benefit, pension and other plans (including the grant of options under stock option plans) related to compensation of current and former employees of the Corporation in each case taking into account appropriate industry benchmarks and, as appropriate, the compensation policies pursued by companies similarly situated to the Corporation;

7. Design incentive compensation plans to allow the Corporation to attract and retain talented personnel and align the pay of such personnel with the long-term interests of shareholders. Take actions that may be necessary or advisable to implement and administer the Corporation’s incentive compensation plans, all in accordance with the terms of such plans;

8. Evaluate and recommend to the Board the appropriate level of director compensation and take primary responsibility for ensuring that any payments to directors other than in their capacity as directors are fully and properly disclosed;

9. Review and approve, for the CEO and the other officers and key employees of the Corporation, (i) any employment agreements, severance arrangements, and change in control agreements or provisions, in each case, when and if appropriate, and (ii) any special or supplemental benefits;

10. Review and assess the adequacy of this Charter annually, or as conditions dictate, to ensure compliance with any rules or regulations promulgated by any Regulatory Body and recommend to the Board for its approval any modifications to this Charter, if and when appropriate;

11. Form and delegate authority to subcommittees where appropriate;

12. Make this Charter, and any amendments, public as appropriate or to ensure compliance with any rules or regulations promulgated by any Regulatory Body;

13. Produce an annual report on executive compensation for inclusion in the Corporation’s proxy statement in accordance with applicable rules and regulations;

14. Oversee the Corporation’s compliance with any rules promulgated by any Regulatory Body prohibiting loans to officers and directors of the Corporation; and

15. Have such additional powers and duties as may be reasonable, necessary or desirable, in the Committee’s discretion, to exercise its powers and fulfill its duties.

D. MEETINGS

The Committee shall meet as necessary but at least once per year. The Committee may invite members of management or others to attend Committee meetings and provide pertinent information as the Committee may request on the issues being considered, however the CEO may not be present at a meeting when his or her compensation is determined and/or approved. Meetings may be called by the Chair of the Committee at the request of any member of the Committee or any member of the Board. At all Committee meetings, a majority of the then-current members of the Committee shall constitute a quorum.

The Committee shall keep written minutes of its meetings and record such minutes with the books and records of the Corporation. Minutes of each meeting will be distributed to the members of the Board.

E. INDEPENDENT ADVICE

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and duties as described above, and may seek, retain, and terminate, accounting, legal, consulting or other expert advice from a source independent of management, at the expense of the Corporation, with notice to the Chairman of the Board and the CEO. In furtherance of the foregoing, the Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or executive officer compensation and shall have the sole authority to approve the consultant’s fees and other retention terms.

A-2

Appendix B

SEACHANGE INTERNATIONAL, INC.

Amended and Restated Charter of the Audit Committee

A. PURPOSE AND SCOPE

The Audit Committee is appointed by the Board of Directors of SeaChange International, Inc. (the “Corporation”) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Appoint, compensate and retain the Corporation’s independent public auditors, and oversee the work performed by the independent public auditors.

•	Assist the Board of Directors in fulfilling its responsibilities by reviewing the financial reports provided by the Corporation to the Securities and Exchange Commission (“SEC”) and the Corporation’s stockholders.

•	Monitor the integrity of the Corporation’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of the Corporation’s financial condition and results of operations.

•	Monitor the performance of the Corporation’s internal auditing department.

•	Provide an avenue of communication among the independent auditors, management, internal auditors, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Corporation’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

B. COMPOSITION AND MEETINGS

The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence and audit committee composition requirements promulgated by the SEC, the National Association of Securities Dealers, Inc., any exchange upon which securities of the Corporation are traded, or any governmental or regulatory body exercising authority over the Corporation (each a “Regulatory Body” and collectively, the “Regulatory Bodies”), as in effect from time to time.

The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Committee shall use commercially reasonable efforts to ensure at least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC, recognizing that the Corporation would be required to make disclosure in its annual proxy statement submitted to stockholders should one of the members of the Committee not have been determined by the Corporation’s Board of Directors to be an “audit committee financial expert.”

The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Review Procedures

1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate). Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review with representatives of management and representatives of the independent accounting firm the Corporation’s audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation’s annual report on Form 10-K. The Committee shall also review the Corporation’s quarterly financial statements prior to their inclusion in the Corporation’s quarterly SEC filings on Form 10-Q.

3. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation’s internal control over financial reporting. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditors together with management’s responses.

Independent Accounting Firm

4. Have sole authority and be directly responsible for the appointment, compensation, retention (including the authority not to retain or to terminate) and oversight of any independent accounting firms engaged by the Corporation for the purpose of preparing or issuing an audit report or related work. The authority of the Committee shall include ultimate authority to approve all audit engagement fees and terms.

5. Approve in advance any and all audit and permitted non-audit services to be performed by the independent accounting firm and adopt and implement policies for such pre-approval.

6. Determine funding necessary for compensation of any independent accounting firms and notify the Corporation of anticipated funding needs of the Committee.

7. Be directly responsible for the resolution of any disagreements between management and the independent accounting firm regarding financial reporting matters.

8. Instruct the independent accounting firm that it should report directly to the Committee on matters pertaining to the work performed during its engagement and on matters required by applicable Regulatory Body rules and regulations.

9. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with

Independence Standards Board Standard 1, as it may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

10. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards 90, as it may be modified or supplemented.

11. Evaluate the performance of the independent accounting firm and consider the discharge of the independent accounting firm when circumstances warrant.

12. Review the independent auditors audit plan and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

13. Review the Corporation’s critical accounting policies and accounting estimates resulting from the application of these policies and inquire at least annually of both the Corporation’s internal auditors and independent audit firm as to whether either has any concerns relative to the quality of aggressiveness of management’s accounting policies.

Internal Audit Process and Legal Compliance

14. Review the plan, changes in plan, activities, organizational structure, and qualifications of the internal auditors, as needed.

15. Review significant reports prepared by the internal auditors together with management’s response and follow-up to these reports.

16. Review the appointment, performance and replacement of the senior internal audit executive or third-party service provider, if outsourced.

17. Determine funding necessary for ordinary administrative expenses of the Committee and for compensation of any outside advisors to be engaged by the Committee and notify the Corporation of anticipated funding needs of the Committee.

18. Establish procedures for the (a) receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

19. When and where appropriate, the Corporation’s outside counsel will be asked to meet with the Audit Committee. Matters that may have a significant impact on the financial statements will be reviewed.

20. Ensure, when required by law (currently, for the first fiscal year ending after November 15, 2004), that the Corporation’s chief executive officer and chief financial officer submit to the Committee prior to the filing of the Form 10-K, a report (dated in close proximity to the date of filing of the Form 10-K) evaluating the design and operation of Corporation’s internal control over financial reporting and disclosing (a) any significant deficiencies discovered in the design and operation of the internal controls over financial reporting which could adversely affect the Corporation’s ability to record, process, summarize, and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls over financial reporting. The Audit Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such report indicates the finding of any significant deficiencies in internal controls over financial reporting or fraud.

21. Investigate any allegations that any officer or director of the Corporation, or any other person acting under the direction of such person, took any action to fraudulently influence, coerce, manipulate or mislead any independent public or certified auditor engaged in the performance of an audit of the financial statements of the Corporation for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board appropriate disciplinary action.

22. Engage outside advisors, including but not limited to counsel, independent audit consultants and/or other experts, as needed, to review any matter under its responsibility.

Other Audit Committee Responsibilities

23. The Audit Committee will comply with the applicable regulations of the Regulatory Bodies as they relate to disclosures and corporate governance.

24. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the Audit Committee to be included in the Corporation’s annual proxy statement for each annual meeting of stockholders.

25. Instruct the Corporation’s management to disclose in its Form 10-K and Proxy Statement the approval of the Audit Committee of any non-audit services performed by the independent audit firm, and review the substance of such disclosure.

26. Review all related party transactions for potential conflict of interest situations on an ongoing basis and approve all such transactions, as appropriate.

27. Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

28. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

Appendix C

SeaChange International, Inc.

Code of Ethics and Business Conduct

1.0 Introduction

The commitment to excellence is fundamental to the philosophy of SeaChange International, Inc. and its subsidiaries (the “Company”). In pursuit of that commitment, SeaChange has established a Code of Ethics and Business Conduct (the “Code”) that is applicable to its directors, officers and employees (collectively referred to in this Code as “employees” or simply as “you”). The Code is intended to provide you with a clear understanding of the principles of ethics and business conduct that are expected of you in your daily work and to promote: (1) honest and ethical conduct by the directors, officers, and employees of the Company, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the United States Securities and Exchange Commission (“SEC”) and in other public communications made by the Company; (3) compliance with applicable governmental laws, rules, and regulations; (4) the prompt internal reporting of any violations of this Code; and (5) accountability for adherence to the Code.

The Code will be distributed to all employees periodically to be sure you remain aware of the Code and its provisions. No employee has the authority to order, direct, request or even influence another employee to violate the Code. Therefore, no employee will be excused for violating the Code at the request or direction of another employee. Any attempt by an employee to have another employee violate the Code, whether successful or not, is itself a violation of the Code.

Note that the Code is not a comprehensive rulebook for it is not intended to provide answers to all questions and/or situations that might arise in the course of discharging your duties and responsibilities. Ultimately you must rely on your good sense of what is right, including a sense of when it is proper to seek guidance from others on the appropriate course of conduct. If you are confronted with situations not covered by the Code, or you have questions regarding the matters addressed in the Code, you are urged to consult with your manager, the Vice President of Human Resources or the CFO, as appropriate. Please note that the information provided in this Code does not amend or supercede the explicit terms of any more detailed or restrictive Company policy or any written agreement between you and the Company. You are expected to familiarize yourself with the Company policies and procedures that apply to you and the performance of your job, including policies that appear on the Company’s intranet site under the Human Resources and Finance sections.

In the following sections the principles and/or directives you are expected to adhere to are highlighted in italics, while the rest of the text is intended to expand on and/or explain the various principles.

2.0 Fair Business Dealing

2.1 Bribes and Kickbacks.

Offering, giving, soliciting or receiving any form of bribe or kickback is strictly prohibited.

The Company does not seek to gain any advantage through the improper use of favors or other inducements. You must exercise good judgment to avoid misinterpretation and adverse effect on the reputation of the Company or its employees.

2.2 Conflicts of Interest.

You shall not knowingly place yourself in a position where you allow the possibility of personal gain to influence, or appear to influence, your judgment in the conduct of Company business.

Following are additional principles concerning specific conflict of interest situations:

2.2.1 Providing Gifts and Entertainment.

Cash or cash-equivalent gifts may not be provided by an employee directly or indirectly to any person or enterprise which is or seeks to be a supplier or customer of the Company.

Non-cash gifts and entertainment, which support a valid business purpose, may be provided if they are (a) consistent with customary business practice, (b) not in violation of applicable laws, and (c) not embarrassing to SeaChange or the recipient if publicly disclosed.

2.2.2 Receiving Gifts or Entertainment.

An employee, or employee’s family member, may not accept cash or cash-equivalent gifts, at any time from any person or enterprise which is or seeks to be a supplier or customer of the Company.

Non-cash gifts received (other than normal promotional items bearing the giver’s corporate name and items that are not of significant value) must be turned over to the Company for appropriate action or for donation by the Company to an appropriate charity. Normal business entertainment, such as lunch, dinner, social invitations and the like, is appropriate if reasonable and customary in nature, provided the purpose of such meeting or event is to hold bona fide business discussions or to foster better business relations.

2.2.3 Interests in Other Businesses

You shall avoid any situation in which you, or a family member, might profit personally, or give the appearance of profiting personally, from SeaChange’s relationship with its customers or suppliers.

This includes situations where you or a family member has a financial interest in any enterprise which does, or seeks to do, business with the Company. Insignificant holdings of publicly traded companies do not constitute a conflict of interest. In certain circumstances, the Board of Directors may be required to review and approve related parties transactions.

2.2.4 Outside Activities.

Employees working full time for SeaChange are not permitted to engage in “free-lance”, “moonlighting” or other activities that interfere with the time or attention they must devote to their duties.

Employees who free-lance or moonlight may not use Company time, facilities, resources or supplies for such work.

2.3 Relations with Vendors.

You are expected to maintain polite, courteous and transparent relationships with all vendors and providers of services to SeaChange.

You must treat all vendors with respect, fairness, and honesty, and may not take undue advantage of a vendor by utilizing the Company’s overall influence. You must avoid self-authorized company relationships with vendors who are relatives, close friends and/or one with whom a prior close relationship exists.

2.4 Relations with Customers.

You are expected to maintain polite, courteous, respectful and transparent relationships with any customer or potential customer of SeaChange.

Customers are one of the most valuable assets of the Company and, as such, they will be treated with the outmost respect. If the customer is a governmental body or agency you must make yourself aware of, and abide by, the specific rules and regulations relating to relationships with public agencies. Your conduct will always be professional and respectful and you will avoid any actions that might imply or even simply be perceived as an attempt to influence public officials in the performance of their official duties.

3.0 Compliance with Laws

3.1 Overall Policy

SeaChange will respect all laws and regulations of Federal and local governments and the government of other countries that apply to our business. You are expected to uphold this policy at all times.

Unlawful conduct is strictly prohibited and no employee will be permitted to achieve results on behalf of the Company at the cost of violations of law. You may not use a consultant or contractor to do something prohibited by law or Company policies. Several important laws that you should know about are reported below. The list is by no means exhaustive and if you have any questions about the applicability of any laws anywhere in the world, you should consult with the CFO.

3.1.1 Foreign Corrupt Practices Act

You shall comply with the U.S. Foreign Corrupt Practices Act (“FCPA”).

Employees of SeaChange should respect the laws, customs and traditions of each country in which they operate, but should also, at the same time, engage in no act or course of conduct which, even if legal, customary and accepted in any such country, could be deemed to be in violation of the accepted business ethics of the Company or the laws of the United States. Under the FCPA, it is unlawful for any employee to, directly or indirectly, give anything of value to foreign government officials, foreign political parties or officials or foreign candidates for public office for the purpose of obtaining or retaining business for the Company. All of the Company’s subsidiaries and employees, whether or not located in the United States, are subject to the FCPA.

3.1.2 Securities Laws and Insider Trading.

You shall comply with all laws and regulations concerning Securities Trading and the handling of Insider Information.

SeaChange is generally required by law to make prompt public disclosure of material information that, if publicly known, would likely affect investors’ decisions or the market price of the Company’s stock. There may be occasions when you become aware of material information that has not yet been released to the public. In that case, until the information is publicly disclosed, you must hold the information in strict confidence. As mandated in our Insider Trading & Tipping Policy (found on the Company’s intranet), you are prohibited from trading in the Company’s securities during certain specified periods. It is your responsibility to familiarize yourself with this policy.

3.1.3 Reporting Violations of Securities Laws.

Any attorney employed by the Company shall report evidence of a material violation of the securities laws or breach of fiduciary duty by the Company or any of its employees or agents to the CFO or to the Chief Executive Officer.

3.1.4 Antitrust Laws.

You shall comply with any antitrust laws of the U.S. government and the government of any other country in which SeaChange carries out its business.

The United States and many foreign governments have antitrust or “competition” laws. These laws prohibit, among other things, agreeing with competitors to fix prices, limit production, or divide markets, customers or territories. They also prohibit making agreements with customers on their resale prices of Company products. Because this area is very complex, it is beyond the scope of this Code to describe the antitrust laws in detail. If you are ever in doubt about whether a transaction may violate antitrust laws, please consult the CFO.

3.1.5 Sanctions, Boycotts and Trade Embargoes.

Whether or not you are located in the United States you must abide by all economic sanctions or trade embargoes that the United States has adopted.

The United States government uses economic sanctions, boycotts and trade embargoes to further various foreign policy and national security objectives. Inquiries regarding compliance with applicable sanctions, boycotts and trade embargoes should be directed to the CFO.

3.1.6 Sexual Harassment.

The Company will not tolerate any acts of sexual harassment or harassment based on membership in a protected class.

SeaChange is committed to maintaining a collegial work environment in which all individuals are treated with respect and dignity. In addition to the penalties provided by applicable laws, SeaChange may take appropriate measures if you violate this policy, including the possibility of terminating employment.

3.1.7 Equal Employment Opportunity.

SeaChange will not tolerate discrimination on account of race, color, religion, sex, sexual orientation, age, national origin, or physical or mental disability.

The Company is committed to the Equal Employment Opportunity Act and will administer its personnel policies accordingly. Employees are encouraged to bring any problem, violation or concern regarding Equal Employment Opportunity to the head of the Human Resources Department.

3.1.8 Drug Free Workplace.

SeaChange prohibits working under the influence of alcohol or illegal drugs and prohibits the possession, distribution, sale, transfer or use of illegal substances in the workplace, while on duty, or while operating employer owned vehicles or equipment.

Any violation of this policy will result in disciplinary action, including the possibility of severing the employment contract.

3.1.9 Health, Safety and Environmental Laws.

SeaChange is committed to maintaining a healthy and safe work environment and to conduct its business in an environmentally responsible manner in compliance with all applicable laws.

Health, safety and environmental responsibility are fundamental to Company’s values. Therefore, if you ever notice any potential health, safety or environmental hazards or opportunities to improve the Company’s practices, please notify your manager or the head of the Human Resources Department at once.

4.0 Protection and Use of Company Assets

4.1 Protection of Company Assets.

You are required to protect all tangible and intangible assets of the Company against unauthorized use or removal, as well as against loss or injury to the Company by criminal acts, breach of trust or other actions.

Company’s assets include physical assets (e.g. buildings, furniture, hardware), as well as less tangible assets (e.g. trade secrets, patents, designs, architectures, studies, proposals). You are also required to comply with appropriate policies and practices to safeguard the Company’s assets.

4.2 Corporate Opportunities.

You are prohibited from (i) taking for yourself personally corporate opportunities that are discovered through the use of Company property; (ii) using corporate property, information, or position for personal gain; and (iii) competing with the Company.

You owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises. Your obligation not to compete with the Company is in addition to the requirements of any noncompetition agreement you have executed with the Company. Non-employee directors who seek to conduct outside business activities involving an entity that has a business relationship with the Company, or that now is or in the reasonably foreseeable future could become a competitor of the Company, must obtain approval of the Nominating and Corporate Governance Committee before conducting such activities.

4.3. Confidential Information.

You have a duty to protect the Company’s confidential information.

The Company’s continued success depends on developing knowledge and using that knowledge to improve our business. This knowledge, sometimes known as trade secrets or confidential information, must be protected. Examples include research and development plans, manufacturing methods, financial data, supplier and customer information, and any other sensitive or proprietary information. You have an obligation to safeguard confidential information by:

•	Keeping it secure.

•	Discussing it only with other SeaChange employees who have a need to know in order to do their job.

•	Not discussing it in public.

•	Only disclosing it outside of SeaChange if you have the required permission to do so and the party receiving the information has signed a confidentiality agreement.

•	Consulting with the CFO if you know of any developments that may be eligible for protection by patent or trademark.

When your employment ends, your obligation to protect SeaChange confidential information continues. You may not use confidential information in any other endeavor and all property and confidential information held by you must be returned.

The confidentiality obligations stated above are in addition to the provisions of any confidentiality or nondisclosure agreement you have executed with SeaChange.

4.4 Assets of Other Companies.

SeaChange is not interested in, and prohibits you from, using illegal or unethical methods to gather information about, or to obtain, assets of other companies.

SeaChange wants you to safeguard and protect its own assets, and requires you to equally respect the assets of SeaChange’s competitors and other companies, including proprietary rights, patents, copyrights, trademarks, etc. Stealing or possessing these assets without the owner’s consent, or persuading past or present employees of other companies to disclose confidential information or trade secrets is prohibited. If information is obtained by mistake, or if you have any questions about the legality of how you are gathering information, please consult the CFO.

4.5 Accurate Business Records and Reporting.

SeaChange requires you to record and report business transactions truthfully and accurately. The Accounting Department retains the overall responsibility to keep books and records that fully, fairly, accurately and timely reflect all transactions and other events that are the subject of specific regulatory record keeping requirements, including strict adherence to generally accepted accounting principles and other applicable rules, regulations and criteria for preparing financial statements. However, each of you, within the sphere of one’s responsibilities, is required to familiarize himself/herself with the appropriate procedures (including all Internal Controls Processes) and to comply with the specific requirements.

All Company financial records must accurately and clearly represent the relevant facts and the true nature of transactions. Under no circumstances may there be any unrecorded liability, funds or accounts of the Company, or any improper or inaccurate entry knowingly made on the books and records of the Company.

No payment on behalf of the Company may be approved or made with the intention, understanding or awareness that any part of the payment is to be used for any purpose other than that described by the documentation supporting the payment. Intentional accounting misclassifications (for example, expense versus capital) and improper acceleration or deferral of expenses or revenues are prohibited.

Because the integrity of the Company’s external reports to shareholders and the SEC depends on the integrity of the Company’s internal reports and record keeping, you must adhere to the highest standards of care with respect to internal records and reporting. SeaChange is committed to full, fair, accurate, timely and understandable disclosure in the periodic and other reports required to be filed by it with the SEC, and it expects you to work diligently toward that goal.

4.6 Adherence to Internal Controls Process.

You shall scrupulously adhere to the Internal Controls Process developed by the Company.

The Company has developed and maintains a system of internal controls to provide reasonable assurance that transactions are executed in accordance with management’s authorization, are properly recorded and posted, and are in compliance with regulatory requirements. The system of internal controls within the Company includes written policies and procedures, budgetary controls, supervisory review and monitoring and other checks and balances. You are expected to be familiar with, and adhere strictly to, those control principles that apply to your job.

4.7 Document Retention.

You will adhere to the policies and practices illustrated in the Policies and Practices manual when deciding when and how to dispose of obsolete documents.

Because the space available for storage of paper and electronic documents is limited and expensive, the periodic disposal of documents may become necessary. However, there are legal requirements that certain records be retained for specific periods of time. Before disposing of documents, you must make sure that you are in compliance with the applicable Company records retention policies and practices.

4.8 Electronic Communications.

You are responsible for using the Company’s electronic information and communications systems, including facsimile, voice mail, electronic mail, e-mail, laptop and personal computer systems (“Systems”), properly and in accordance with Company policies and practices.

You must comply with the e-mail and internet policies set forth on the Company’s intranet under Human Resources.

4.9 Litigation and Claims.

If you ever receive a legal document related to SeaChange, such as a summons, complaint, subpoena or discovery request, whether from a governmental agency or otherwise, you must immediately contact the CFO to ensure an appropriate and timely response.

Do not respond to any request, answer any questions or produce any documents without first discussing with the CFO. Also, it is not appropriate to attempt to list legal matters or pending litigation in vendor or supplier qualification forms, RFPs or RFQs, or in any questionnaires. Under no circumstance should you ever threaten or initiate legal action on behalf of SeaChange.

4.10 Political Process.

It is the policy of SeaChange to encourage employees to participate in the political process.

While the Company encourages employees to participate in the political process, it also cautions that the political process is highly regulated and, therefore, you should familiarize yourself with the applicable laws and regulations. In particular we wish to point out that: a) the Company is generally prohibited from making donations of funds, property or services to candidates for public office; b) any political activities or donations must be on your own time and at your own expense and you may not utilize company resources or Systems for political purposes; and c) if you are involved in politics, please be sure you express your views as an individual, and not as a representative of SeaChange.

5.0 Administration of the Code

5.1 Reporting Violations Under the Code.

If you have any information or knowledge regarding any actual or suspected violation of the Code, you are required to report the matter to your manager or directly to the CEO, CFO or to a member of the Audit Committee of the Board of Directors of the Company.

5.2 Reporting Concerns Regarding Accounting or Auditing Practices.

If you have any information or knowledge regarding questionable accounting practices or auditing matters, you should notify the Audit Committee of the Board of Directors, on an anonymous basis if you prefer, through the Company’s Ethics Hotline.

You may access the Company’s Ethics Hotline by following the instructions posted on the SeaChange Intranet and on bulletin boards in your facility.

5.3 Retaliation Prohibited.

SeaChange prohibits any form of retaliation against an employee for reporting in good faith a suspected violation of the Code or for assisting in a violation investigation.

Every report of a suspected violation will be treated as confidential to the extent practical or allowed by law. Any employee who is found to have engaged in retaliation against an employee for raising, in good faith, a suspected violation or for participating in the investigation of a suspected violation may be subject to discipline, up to and including termination of employment, without additional warning. If any employee believes he or she has been subjected to such retaliation, that individual is encouraged to report the situation as soon as possible to your Human Resource Representative or to the CFO.

5.4 Violations of the Code.

Adherence to the Code is the responsibility of each employee of the Company and is a condition of continued employment.

A violation of the Code may result in appropriate disciplinary action up to and including termination of employment, without additional warning. Nothing in the Code prohibits or restricts the Company from taking disciplinary action on any matters relating to employee conduct, whether or not expressly discussed in the Code. The Code does not create any express or implied contract, including an employment contract, with any employee.

5.5 Waivers.

Waivers and interpretations of the Code with respect to executive officers and directors of the Company may only be granted by the Board of Directors of the Company, or an authorized committee of the Board.

The Board of Directors will promptly cause the Company to make public disclosure of any waivers of the Code granted to directors or executive officers. Any such disclosure shall be in a form prescribed by the SEC.

5.6 Amendments.

The Code may be amended only with the Board of Directors of the Company.

The Board of Directors will promptly cause the Company to make public disclosure of any amendments of the Code. Any such disclosure shall be in a form prescribed by the SEC.

Appendix D

SEACHANGE INTERNATIONAL, INC.

Charter of the Corporate Governance and Nominating Committee

of the Board of Directors

A. PURPOSE

The Corporate Governance and Nominating Committee (“Committee”) is appointed by the Board of Directors (“Board”) of SeaChange International, Inc. (the “Company”): (1) to identify individuals qualified to become Board members, and to recommend to the Board proposed nominees; (2) to recommend to the Board directors to serve on each standing committee; (3) to oversee and ensure compliance with all corporate governance policies; (4) to ensure that succession planning takes place for the position of Chief Executive Officer and other senior management positions; (5) to lead the Board in its annual review of the Board’s performance; (6) to evaluate and recommend to the Board a set of Corporate Governance Guidelines and a corporate code of ethics and conduct applicable to all officers, directors and employees (a “Code of Ethics and Business Conduct”); and (7) to monitor compliance with and periodically reviewing the Code of Ethics and Business Conduct.

B. COMMITTEE MEMBERSHIP

The Committee shall consist of no fewer than three members however, that if fewer than three independent directors sit on the Board, the Committee shall be comprised of such lesser number as the Board from time to time may designate. Each member of the Committee shall meet the independence and audit committee composition requirements promulgated by the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a “Regulatory Body” and collectively, the “Regulatory Bodies”), and any other requirements as determined by the Board, as in effect from time to time.

The members of the Committee shall be appointed and removed by the Board. Unless the Board elects a Chair, the members of the Committee may designate a Chair by majority vote of the members of the Committee. A majority of the members shall constitute a quorum.

C. COMMITTEE AUTHORITY AND RESPONSIBILITIES

To fulfill its responsibilities and duties the Committee shall:

Board Composition and Nominations

1. Evaluate the current composition and organization of the Board and its committees in light of requirements established by the Regulatory Bodies as in effect from time to time, or any other applicable statute, rule or regulation which the Committee deems relevant and make recommendations regarding the foregoing to the Board for approval.

2. Recommend to the Board for selection nominees for election as directors of the Company in accordance with the criteria specified in the Policy Governing Director Nominations as adopted by this Committee.

3. Recommend to the Board for selection Board members to be appointed to serve on committees of the Board.

4. Evaluate the performance of each director before recommending to the Board his or her nomination for an additional term as director.

5. Evaluate the performance of current Board members proposed for reelection, and recommend to the Board those members of the Board standing for reelection that the Committee determines are appropriate.

6. Review and recommend to the Board an appropriate course of action upon the resignation of current Board members or any planned expansion of the Board and review the qualifications for service on the Board of any potential additional or replacement members of the Board.

Establishment and Review of Corporate Governance Policies

1. Evaluate and recommend to the Board a Code of Ethics and Business Conduct for the Company’s employees, directors and officers.

2. The Code of Ethics and Business Conduct at a minimum shall (i) comply with any requirements established by any Regulatory Body or any other applicable statute, rule or regulation that the Committee deems relevant, (ii) address conflicts of interest and full and fair disclosure and compliance with laws, (iii) encourage the reporting of any illegal or unethical behavior and expressly prohibit retaliation of any kind for any such reports or complaints, (iv) provide clear and objective standards for compliance with the Code of Ethics and Business Conduct and a fair process by which to determine violations thereof, and (v) contain an enforcement mechanism.

3. Review and assess the adequacy of the Code of Ethics and Business Conduct periodically. The Committee shall recommend any amendments to the Code of Ethics and Business Conduct to the Board for approval.

4. Collaborate with the Company’s officers and legal counsel to disclose to the stockholders any amendments to the Code of Ethics and Business Conduct required to be disclosed by any Regulatory Body.

5. Review and assess the adequacy of this Charter periodically as conditions dictate and recommend any modifications to this Charter if and when appropriate to the Board for its approval.

6. The Committee shall periodically review and reassess the adequacy of the Corporate Governance Guidelines of the Company, as well as the guidelines for ethical business practices, and recommend any proposed changes to the Board for approval.

7. The Committee shall consider issues involving possible conflicts of interest of directors and executive officers. The Committee shall have the authority to consider for approval any related party transactions and, if possible, approve such transactions before they are entered into.

8. The Chair of this Committee may be the presiding Director at the regular meetings of non-management directors, which meetings shall be held in executive session in conjunction with regularly scheduled meetings of the Board at least once annually.

Oversight of the Evaluation of the Board and Management

1. Evaluate and determine an appropriate response to credible evidence indicating violations of or non-compliance with the Code of Ethics and Business Conduct or the Company’s governing documents after consulting with legal counsel, including reporting any violation of law to any appropriate Regulatory Body.

2. Evaluate any requests for waivers of the Code of Ethics and Business Conduct and make a recommendation to the Board whether to grant any waivers and establish a process for prompt disclosure to the stockholders upon the grant of any such waivers as may be required by any Regulatory Body.

3. Conduct a performance evaluation of the Board to determine whether it and its committees are functioning effectively. The Committee shall receive comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

D-2

General

1. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

2. The Committee shall make regular reports to the Board and shall keep written minutes of its meetings which shall be recorded and filed with the books and records of the Company.

3. The Committee may form and delegate authority to subcommittees when appropriate.

4. The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5. Take such other actions regarding the Company’s corporate governance that are in the best interests of the Company and its stockholders as the Committee shall deem appropriate or as shall otherwise be required by any Regulatory Body.

D-3

Appendix E

SEACHANGE INTERNATIONAL, INC.

2004 STOCK OPTION AND INCENTIVE PLAN

1. Purpose and Eligibility.

The purpose of this 2004 Stock Option and Incentive Plan (the “Plan”) of SeaChange International, Inc. is to provide stock options and other equity interests in the Company (each an “Award”) to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a “Participant”. Additional definitions are contained in Section 10.

2. Administration.

a. Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b. Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean such Committee or the Board.

c. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine; provided, however, that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officer or officers. The Board may, by a resolution adopted by the board, authorize one or more officers of the Company to do one or both of the following: (i) designate officers and employees of the Company or of any of its subsidiaries to be recipients of Awards created by the Company and (ii) determine the number of such Awards to be received by such officers and employees; provided, however, that the resolution so authorizing such officer or officers shall specify the maximum number of Awards such officer or officers may so award. The Board may not authorize an officer to designate himself or herself as a recipient of any such Awards.

3. Stock Available for Awards.

a. Number of Shares. Subject to adjustment under Section 3(d), the aggregate number of shares (the “Authorized Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”) that may be issued pursuant to the Plan shall be the sum of (a) the number of shares of Common Stock that remain available for grant under the Company’s Amended and Restated 1995 Stock Option Plan, as amended (the “1995 Plan”), as of the Effective Date (as hereinafter defined), plus (b) 3,000,000 shares of Common Stock. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed the number of Authorized Shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b. Per-Participant Limit. Subject to adjustment under Section 3(d), no Participant may be granted Awards during any one fiscal year to purchase more than 2,047,500 shares of Common Stock.

c. Limit on Shares for Restricted Stock Awards and Restricted Stock Units. No more than fifty percent (50%) of the Authorized Shares may be issued to Participants pursuant to Restricted Stock Awards or Restricted Stock Units (each as defined below).

d. Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option (as defined below), (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 8(e)(i) applies for any event, this Section 3(d) shall not be applicable.

e. Fractional Shares. No fractional shares shall be issued under the Plan and the Participant shall receive from the Company cash in lieu of such fractional shares.

4. Stock Options.

a. General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

b. Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option.”

c. Dollar Limitation. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (as defined below) of more than $100,000 (determined as of the respective date or dates of grant). To the extent that any such Incentive Stock Options exceed the $100,000 limitation, such Options shall be Nonstatutory Stock Options.

d. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable option agreement, provided that the exercise price per share specified in the agreement relating to each Incentive Stock Option granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date of such grant. In the case of an Incentive Stock Option to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the price per share specified in the agreement relating to such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this subsection, the rules of Section 424(d) of the Code shall apply.

e. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement, provided that Incentive Stock Options granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall be exercisable for a maximum of five (5) years from the date of grant of such option. For purposes of determining stock ownership under this subsection, the rules of Section 424(d) of the Code shall apply.

f. Exercise of Option. Options may be exercised only by delivery to the Company at its principal office address or to such transfer agent as the Company shall designate of a written notice of exercise specifying the number of shares as to which such Option is being exercised, signed by the proper person, or by notification of the Company-designated third party commercial provider (the “Third Party Commercial Provider”), in accordance with the procedures approved by the Company and of which the holder of the Option shall have ongoing access by means of accessing such person’s account maintained with the Third Party Commercial Provider, together with payment in full as specified in Section 4(g) for the number of shares for which the Option is exercised.

g. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

(i) in United States dollars in cash or by check or by fund transfer from the Option holder’s account maintained with the Third Party Commercial Provider;

(ii) at the discretion of the Board, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, provided that such shares were not acquired by the Participant in the prior six months;

(iii) at the discretion of the Board and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant’s direction at the time of exercise;

(iv) at the discretion of the Board, by any combination of (i), (ii), or (iii) above.

If the Board exercises its discretion to permit payment of the exercise price of an Incentive Stock Option by means of the methods set forth in clauses (ii), (iii) or (iv) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the Incentive Stock Option in question.

h. Modification of Incentive Stock Options. Subject to Section 8(g), without the prior written consent of the holder of an Incentive Stock Option, the Board shall not alter the terms of such Incentive Stock Option (including the means of exercising such Incentive Stock Option) if such alteration would constitute a Modification. The Board, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Nonstatutory Stock Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Company at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Incentive Stock Options. At the time of such conversion, the Board (with the consent of the optionee) may impose such conditions on the exercise of the resulting Nonstatutory Stock Options as the Board in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s Incentive Stock Options converted into Nonstatutory Stock Options, and no such conversion shall occur until and unless the Board takes appropriate action. Upon the taking of such action, the Company shall issue separate certificates to the optionee with respect to Options that are Nonstatutory Stock Options and Options that are Incentive Stock Options.

i. Notice to Company of Disqualifying Disposition. By accepting an Incentive Stock Option granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a disqualifying disposition of any stock acquired pursuant to the exercise of Incentive Stock Options granted under the Plan. A “disqualifying disposition” is generally any disposition occurring on or before the later of (a) the date two years following the date the Incentive Stock Option was granted or (b) the date one year following the date the Incentive Stock Option was exercised.

j. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

k. Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

5. Restricted Stock.

a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b. Terms and Conditions. A Participant that is the holder of a Restricted Stock Award, whether vested or unvested, shall be entitled to enjoy all stockholder rights with respect to the shares of Common Stock underlying such Restricted Stock Award, including the right to receive dividends and vote such shares. The Board shall determine all other terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by the Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

6. Restricted Stock Unit.

a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock in the future, with the future delivery of the Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of one or more specified conditions (each, a “Restricted Stock Unit”).

b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Unit. A Participant may not vote the shares represented by a Restricted Stock Unit, but a Restricted Stock Unit may provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to Common Stock subject to the Award (both before and after such Common Stock is earned or vested), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Common Stock, as determined by the Board. Any such settlements, any such crediting of dividends or dividend equivalents or reinvestment in shares of Common Stock, may be subject to such conditions, restrictions and contingencies as the Board shall establish, including the reinvestment of such credited amounts in Common Stock equivalents.

7. Other Stock-Based Awards.

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

8. General Provisions Applicable to Awards.

a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant, provided, however, that Nonstatutory Stock Options may be transferred pursuant to a qualified domestic relations order (as defined in the Code) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Option which are applicable to the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b. Documentation. Each Award granted under the Plan shall be evidenced by a written Award agreement in such form as the Board shall from time to time approve. Award agreements shall comply with the terms and conditions of the Plan and may contain such other provisions not inconsistent with the terms and conditions of the Plan as the Board shall deem advisable. In the case of an Incentive Stock Option, the Award agreement shall contain, or refer to, such provisions relating to exercise and other matters as are required of “incentive stock options” under the Code. Award agreements may be evidenced by an electronic transmission (including an e-mail or reference to a website or other URL) sent to the Participant through the Company’s normal process for communicating electronically with its employees. As a condition to receiving an Award, the Board may require the proposed Participant to affirmatively accept the Award and agree to the terms and conditions set forth in the Award agreement by physically and/or electronically executing the Award agreement or by otherwise physically and/or electronically acknowledging such acceptance and agreement. With or without such affirmative acceptance, however, the Board may prescribe conditions (including the exercise or attempted exercise of any benefit conferred by the Award) under which the proposed Participant may be deemed to have accepted the Award and agreed to the terms and conditions set forth in the Award agreement.

c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d. Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options.

e. Acquisition of the Company.

(i) Consequences of an Acquisition. If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the shares of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, constitute, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company’s assets or otherwise (each, an “Acquisition”), the Board or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Awards, either (i) make appropriate provision for the continuation of such Awards by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or successor corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition; or (ii) upon written notice to the Participants, provide that all Awards must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Awards shall terminate; or (iii) terminate all Awards in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Awards (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

(ii) Assumption of Awards Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

f. Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

g. Amendment of Awards. The Board may, without stockholder approval, amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, modifying the exercise price, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that, except as otherwise provided in Section 8(e)(i), the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

h. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

i. Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option. In the event of the acceleration of the exercisability of one or more outstanding Options, including pursuant to Section 8(e)(i), the Board may provide, as a condition of full exercisability of any or all such Options, that the Common Stock or other substituted consideration, including cash, as to which exercisability has been accelerated shall be restricted and subject to forfeiture back to the Company at the option of the Company at the cost thereof upon termination of employment or other relationship, with the timing and other terms of the vesting of such restricted stock or other consideration being equivalent to the timing and other terms of the superseded exercise schedule of the related Option.

9. Foreign Jurisdictions.

To the extent that the Board determines that the material terms set by the Board or imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Board will have the authority and discretion to modify those terms and provide for such additional terms and conditions as the Board determines to be necessary, appropriate or desirable to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The Board may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary, appropriate or desirable, without thereby affecting the terms of the Plan as in effect for any other purpose. The special terms and any appendices, supplements, amendments, restatements or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders. The Board shall also have the authority and discretion to delegate the foregoing powers to appropriate officers of the Company.

10. Miscellaneous.

a. Definitions.

(i) “Company,” for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of SeaChange International, Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of SeaChange International, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

(ii) “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(iii) “employee” for purposes of eligibility under the Plan (but not for purposes of Section 4(b)) shall include a person to whom an offer of employment has been extended by the Company and who has actually commenced employment with the Company, whether full or part-time status.

(iv) “Fair Market Value” of the Company’s Common Stock on any date means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length); provided, that, in all events the Fair Market Value shall represent the Board’s good faith determination of the fair market value of the Common Stock. The Board’s determination shall be conclusive as to the Fair Market Value of the Common Stock.

b. No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

c. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

d. Effective Date and Term of Plan. The Plan shall become effective on the date on which it is approved by the stockholders of the Company (the “Effective Date”). No Awards shall be granted under the Plan after the completion of ten years from the Effective Date, but Awards previously granted may extend beyond that date.

e. Amendment of Plan. The Board may, without stockholder approval, amend, suspend or terminate the Plan or any portion thereof at any time subject, in the case of amendments, to any applicable statutory or regulatory requirements to obtain stockholder approval when and if so required.

f. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, exclusive of reference to rules and principles of conflicts of law.

Adopted by the Board of Directors on
May 24, 2004

Approved by the stockholders on , 2004

SEACHANGE INTERNATIONAL, INC.

Annual Meeting of Stockholders to be held on July 14, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints William C. Styslinger, III and William L. Fiedler and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock of SeaChange International, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of SeaChange to be held on July 14, 2004, at 10:00 a.m. local time, at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110, and at all adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 27, 2004, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

SEE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

.......................................................................................................................................................................................

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTORS AND FOR THE APPROVAL OF THE ADOPTION OF THE 2004 STOCK OPTION AND INCENTIVE PLAN.

☒	Please mark votes as in this example

☐	Please Mark Here for Address Change or Comments. See Reverse Side.

1.	To elect two (2) Class II Directors to each serve for a three year term.

Nominee:  Martin R. Hoffmann

☐    For            ☐    Withheld

Nominee:  Thomas F. Olson

☐    For            ☐    Withheld

For the nominee except as noted above

2.	To approve the adoption of the 2004 Stock Option and Incentive Plan.

☐    For            ☐    Against            ☐    Abstain

I/We will attend the meeting.    ☐    YES            ☐    NO

Signature                                                          Signature                                                          Date

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A company or partnership must sign its full name by authorized person.

FOLD AND DETACH HERE

.......................................................................................................................................................................................

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet

http://www.eproxy.com/seac

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

OR

Telephone

1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

OR

Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.